Exhibit 99.2

TCF Financial Corporation 2013 Second Quarter Earnings Results Presentation

Second Quarter Highlights William Cooper (Chairman & CEO) Credit / Expenses Mike Jones (Chief Financial Officer) Lending Craig Dahl (Vice Chairman of Lending) Deposits & Fee Generation / Capital Tom Jasper (Vice Chairman of Funding, Operations & Finance) Summary William Cooper (Chairman & CEO) Q&A Agenda

Total revenue of $301.8 million, up 3.4 percent from first quarter of 2013 Pre-tax pre-provision profit1 of $93.3 million, up 6.3 percent from the first quarter of 2013 Net interest margin maintained at 4.72%2 Provision for credit losses of $32.6 million, down 15.1 percent from the first quarter of 2013 Non-accrual loans and leases and other real estate owned decreased $70.4 million, or 17 percent, from the first quarter of 2013 1 Pre-tax pre-provision profit (“PTPP”) is calculated as total revenues less non-interest expense 2 Annualized Second Quarter Highlights

1 Excludes gains(losses) on sales of securities of $13.1 million, $13.0 million, $(528) thousand, $0, and $0 at 6/12, 9/12, 12/12, 3/13, and 6/13, respectively 2 Annualized 2Q13 revenue impacted by: Increased customer-driven leasing revenue Increase in banking fee revenue from 1Q13 driven by higher seasonal transaction activity Sales of consumer real estate and auto loans 2Q13 net interest margin impacted by: Continued loan and lease yield compression due to the impact of the lower interest rate environment Lower average liquidity balances through the quarter 2 ($ millions) Total revenue up 3.4% from 1Q13 $302 Second Quarter Highlights – Revenue Growth1

As a % of average assets : Net interest income 4.39% 3.04% Adjusted non-interest income 3 2.11% 1.12% Adjusted revenue 3 6.49% 4.15% Adj. pre-tax pre-provision profit 4 1.98% 1.44% Net interest margin 4.72% 3.42% Yield on loans 5.33% 4.84% Yield on securities 2.83% 2.43% Rate on deposits .27% .40% As a % of average assets: Securities 5 3.7% 24.9% Loans and leases 5 85.3% 67.8% Deposits 5 77.0% 79.5% Borrowings 5 10.5% 11.6% TCF YTD 2Q132 Banks $10-$50 Billion in Total Assets1 1Q13 Average2 TCF has a higher margin because it has more loans at a higher rate and deposits at a lower rate TCF has more fee income due to a large and diversified base of revenue sources 1 All U.S. publicly-traded banks and thrifts excluding TCF 2 Annualized 3 Excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 4 Total revenue less non-interest expense; excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 5 YTD average Second Quarter Highlights – Peer Analysis

Consumer Real Estate – key metrics show positive trend as home values improve Over 60-day delinquencies1 decreased $940 thousand, or 1.2 percent, from first quarter of 2013 Non-accrual loans and leases and other real estate owned decreased $58.4 million, or 21.9 percent, from first quarter of 2013 Net charge-offs decreased $6.7 million, or 22.1 percent, from first quarter of 2013 Commercial – credit issues contained Non-accrual loans and leases and other real estate owned decreased $10.3 million, or 7.7 percent, from first quarter of 2013 Classified assets down $10.0 million from first quarter of 2013 Net charge-offs of $2.4 million, down $5.4 million, or 68.8 percent, from first quarter of 2013 Leasing and Equipment Finance, Auto, and Inventory Finance – continued strong credit performance Net charge-offs of 7 bps2, down 10 bps from first quarter of 2013 Over 60-day delinquencies1 of 5 bps, flat with first quarter of 2013 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized Credit Quality Highlights

(1) Excludes acquired portfolios and non-accrual loans and leases. (2) Excludes $103.2 million, $117.7 million, $122.1 million, and $81.5 million of non-accrual assets at 9/12, 12/12, 3/13, and 6/13, respectively, associated with the implementation of clarifying bankruptcy-related regulatory guidance in the third quarter of 2012 ($ millions) (1) Credit Trends

60+ Day Delinquencies1 Net-Charge-offs2 Allowance for Loan and Lease Losses Non-Accrual Loans and Leases 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized ($ millions) Credit Quality – Leasing and Equipment Finance, Auto & Inventory Finance

S&P/Case-Shiller Home Price Indices1 show improvement in TCF core markets in 2012 and 2013 1 The S&P/Case-Shiller Home Price Indices are constructed to accurately track the price path of typical single-family homes located in each metropolitan area provided. The S&P/Case-Shiller Composite of 20 Home Price Index is a value-weighted average of the 20 metro area indices. The indices have a base value of 100 in January 2000; thus, for example, a current index value of 150 translates to a 50% appreciation rate since January 2000 for a typical home located within the subject market. Data is seasonally adjusted. Phoenix 21.4% Denver 9.9% Chicago 9.4% Detroit 19.9% Minneapolis 14.8% 20-City Composite Index 12.1% Increase from April 2012 to April 2013 Home Price Index

Higher compensation expenses due to growth of auto finance and expenses related to higher commissions based on production results and management incentives based on performance Lower foreclosed real estate expense due to bulk residential REO sale in first quarter of 2013 ($ millions) Grow revenue into expense base in 2013 Core Operating Expenses

Continue to diversify loan and lease portfolio across segments and markets Multiple business segments create optionality on where to invest capital in light of competitive environments Year-to-date loan growth despite $829 million in loan sales Loan and Lease Portfolio ($ millions) 9% 2% 23% 45% 21% 21% 21% 41% 11% 6% 53% Wholesale 47% Retail 5% 12% 42% 20% 21% 4% 10% 21% 22% 43% 3% 9% 23% 21% 44%

($ millions) 2Q12 2Q13 Change Period Beginning Balance $15,208 $15,613 $405 New Volume 2,626 3,105 479 Less Run-off 1 2,431 2,780 349 Subtotal 195 325 130 Less Loan & Lease Sales 168 359 191 Period Ending Balance $15,235 $15,579 $344 2Q12 vs. 2Q13 ($ millions) Volume Sales Consumer Real Estate $ 172 $ 139 Auto Finance 132 53 Total Retail 304 192 Commercial 57 - Leasing (3) (1) Inventory Finance2 121 - Total Wholesale 175 (1) Total Lending $ 479 $ 191 Change in Volume & Sales 1 Includes activity from payments, pre-payments, and charge-offs 2 Origination levels impacted by the high velocity of fundings and repayments with dealers Continued strong origination capabilities Diversity across asset classes reduces concentration risk Originate to sell capability a core competency Loan and lease origination opportunities continue Loan and Lease Balance Rollforward

2009 Sold $1 million of “Other” loans 2012 Sold $803.4 million of loans for $30 million pre-tax gain YTD 2Q13 Sold $829.2 million of loans for a $27.7 million pre-tax gain ($ millions) Sales of consumer real estate and auto loans is a core competency and revenue stream Loan and Lease Sales

2Q13 Consumer real estate 5.54% 5.60% 5.60% 5.58% 5.58% Auto Finance 6.89 5.97 5.53 5.23 4.97 Commercial 5.16 5.14 5.10 4.86 4.76 Leasing & Equipment Finance 5.48 5.33 5.24 5.11 4.94 Inventory Finance 6.07 6.19 6.11 6.16 5.96 Total Loans and Leases 5.52 5.50 5.47 5.38 5.29 Competitive marketplace; TCF continues to focus on niche lending markets Expect to continue to see some yield compression as rate environment remains low, specifically in the 2-3 year portion of the yield curve 2Q12 3Q12 4Q12 1Q13 Utilize diverse lending mix to remain competitive despite low rate environment Loan and Lease Yields

The diversification of the loan and lease portfolio with the five business segments positions TCF to benefit in a rising rate environment 75% of assets are variable rate or short/medium duration fixed rate1 Weighted average life of portfolio: Auto: 24 months1 Leasing: 18 months1 Low or no cost checking and savings deposits of $10.5 billion2 with an average cost of 9 bps for the second quarter of 2013 1 As of June 30, 2013 2 QTD average as of June 30, 2013 Impact of a Rising Interest Rate Environment

Average total deposits have increased for eleven consecutive quarters $2.6 billion1 of non-interest bearing deposits and $7.9 billion1 of low cost interest-bearing checking and savings deposits at 11 bps for the second quarter of 2013 Target marketing, providing the right products to the right customers through various channels at the right time Primary funding source for loan and lease growth .31% .32% .32% .28% .25% Average cost: Quarterly Average Balances ($ millions) Low-Cost Deposit Base – average rate of .25% Deposit Generation 1 QTD average as of June 30, 2013

2Q12 3Q12 4Q12 1Q13 2Q13 2Q12 vs 2Q13 Fees & service charges, card revenue and ATM revenue1 $63.3 $62.8 $62.8 $57.2 $60.7 (4.1)% Fees affected by return to free checking 4.6 -- -- -- -- (100)% Marketing & deposit account premium expense (7.1) (4.7) (4.8) (6.3) (6.1) (14.1)% Net Banking Fee Income $60.8 $58.1 $58.0 $50.9 $54.6 (10.2)% Net fee income up 7.3% from first quarter of 2013 due to normal seasonality Net checking accounts have grown four consecutive quarters by an annualized average of 5.4% Checking account attrition down 29% compared to second quarter of 2012 Transaction activity continued to be slow in second quarter of 2013 versus historical standards “Consumers are still increasing their spending. But their pace has dropped off sharply from the start of the year.” ~Washington Post (7/15/13) “ A recent pickup in employment and wages could support spending in the third quarter, said Paul Dales, senior U.S. economist at Capital Economics. ‘But it is disconcerting that retail sales growth lost more momentum as the second quarter progressed.’” ~NASDAQ (7/15/13) 1 Net of fees affected by return to free checking ($ millions) Net banking fee income stabilized Net Banking Fee Generation

1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 1Q13 2Q13 Tangible realized common equity1 7.55% 7.77% Tier 1 common capital2 9.24% 9.41% Tier 1 leverage capital 9.23% 9.34% Tier 1 risk-based capital2 11.14% 11.27% Total risk-based capital 13.49% 13.53% Focus on building capital through retained earnings in the quarter and going forward Across the board increases in capital ratios Sufficient capital levels for growth strategy Capital Ratios – Holding Company

Continued credit improvement Over 60-day delinquencies have decreased in six consecutive quarters Home values in TCF markets show strong 2013 increases Credit quality in leasing, auto, and inventory finance remains exceptional Balancing a diversified revenue base High net interest margins from a diversified portfolio Loan sale opportunities in auto finance and consumer real estate contribute to core revenue Revitalized deposit base leading to revenue growth opportunities Disciplined growth in high-quality lending businesses Continued growth in auto finance and inventory finance Balancing the portfolio across the growth spectrum Summary

 Any statements contained in this earnings presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this earnings presentation. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. (continued) Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act

Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to regulatory requirements or customer opt-in preferences with respect to overdraft fees on point of sale and ATM transactions, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities. Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued)

Appendix

1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Computation of tangible realized common equity to tangible assets Total equity $ 1,900,159 $ 1,906,181 Less: Non-controlling interest in subsidiaries 20,933 16,662 Total TCF stockholders’ equity 1,879,226 1,889,519 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Intangibles 7,860 7,345 Accumulated other comprehensive income (loss) 3,536 (18,333) Tangible realized common equity $ 1,378,950 $ 1,411,627 Total assets $ 18,504,026 $ 18,399,607 Less: Goodwill 225,640 225,640 Intangibles 7,860 7,345 Tangible assets $ 18,270,526 $ 18,166,622 Total realized common equity to tangible assets 7.55% 7.77 % Jun. 30, 2013 ($000s) Mar. 31, 2013 Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1

Computation of non-interest income excluding gains on sales of securities and non-recurring revenue: Total non-interest income $ 384,972 2.11% $ 56,871 1.19% Less: Gains on sales of securities -- 2,112 Non-recurring revenue -- 1,418 Total non-interest income excluding gains on securities and non-recurring revenue $ 384,972 2.11% $ 53,341 1.12% Computation of total revenue excluding gains on sales of securities and non-recurring revenue: Total revenue $ 1,187,242 6.49% $ 201,559 4.23% Less: Gains on sales of securities -- 2,112 Non-recurring revenue -- 1,418 Total revenue excluding gains on sales of securities and non-recurring revenue $ 1,187,242 6.49% $ 198,029 4.15% Computation of pre-tax pre-provision profit excluding gains on sales of securities and non-recurring items: Total revenue $ 1,187,242 $ 201,559 Less non-interest expense 825,136 129,227 Pre-tax pre-provision profit 362,106 72,332 Less: Gains on sales of securities -- 2,112 Non-recurring revenue -- 1,418 Pre-tax pre-provision profit excluding gains on sales of securities and non-recurring revenue $ 362,106 1.98% $ 68,802 1.44% Total Average Assets $ 18,287,465 $ 19,068,246 TCF YTD 2Q13 Banks $10-$50 Billion in Total Assets 1Q13 Avg2 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 All publicly-traded banks and thrifts excluding TCF 3 Annualized % of Total Avg Assets3 % of Total Avg Assets3 ($000s) Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1

Mar. 31, 2013 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,666,630 Total risk-weighted assets $ 14,964,703 Tier 1 risk-based capital ratio 11.14 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,666,630 Less: Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 20,933 Tier 1 common capital 1,382,457 Tier 1 common capital ratio 9.24% ($000s) Jun. 30, 2013 $ 1,695,092 $ 15,038,256 11.27% $ 1,695,092 263,240 16,662 1,415,190 9.41% 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1